Other gains and losses, and litigation	12 Months Ended
Dec. 31, 2017
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Other gains and losses, and litigation

D.28. Other gains and losses, and litigation

In 2017, the line item Other gains and losses, and litigation showed a net expense of €215 million, including an additional charge to provisions for vendor’s liability guarantees on past divestments and a negative price adjustment of €31 million on the 2016 divestment of Sanofi’s interest in the Sanofi Pasteur joint venture.

On December 30, 2016 Sanofi divested its interest in the Sanofi Pasteur MSD joint venture to MSD, generating a pre-tax gain of €211 million (see Note D.1.2. to the consolidated financial statements for the year ended December 31, 2016).

There were no other material transactions of this nature in 2015, and no costs incurred as a result of major litigation.